Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder YieldWise Money Fund, Scudder YieldWise Government Money Fund, Scudder YieldWise Municipal Money Fund, a series of Scudder YieldWise Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2004                                    /s/ichard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Scudder YieldWise Money Fund,
                                                  Scudder YieldWise Government
                                                  Money Fund, Scudder YieldWise
                                                  Municipal Money Fund, a series
                                                  of Scudder YieldWise Funds

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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder YieldWise Money Fund, Scudder YieldWise Government Money Fund, Scudder YieldWise Municipal Money Fund, a series of Scudder YieldWise Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 29, 2004                                    /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder YieldWise Money Fund,
                                                  Scudder YieldWise Government
                                                  Money Fund, Scudder YieldWise
                                                  Municipal Money Fund, a series
                                                  of Scudder YieldWise Funds